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                                                                    Exhibit 99.1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Purchaser

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     Seller

                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT
                          Dated as of November 14, 2006

                                 $35,833,571.20

                SPECIALTY UNDERWRITING AND RESIDUAL FINANCE TRUST
          Mortgage Loan Asset-Backed Certificates, Series SURF 2006-AB3

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     Subsequent Mortgage Loan Purchase Agreement (this "Agreement"), dated as of
November 14, 2006, between Merrill Lynch Mortgage Investors, Inc., as purchaser (the "Purchaser"), and Merrill Lynch Mortgage Lending, Inc., as seller (the "Seller").

     The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed in Exhibit A hereto (the "Subsequent Mortgage Loans") as described herein on November 14, 2006 (the "Subsequent Transfer Date"). The Purchaser, a Delaware corporation, intends to deposit the Subsequent Mortgage Loans into a trust fund (the "Trust Fund") evidenced by Specialty Underwriting and Residential Finance Trust, Asset-Backed Certificates, Series 2006-AB3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Cut-Off Date"), among the Purchaser, Wilshire Credit Corporation, as servicer, and U.S. Bank National Association, as trustee (the "Pooling and Servicing Agreement").

     The Certificates are described more fully in the related prospectus dated September 8, 2006, as supplemented by the Prospectus Supplement, dated September 22, 2006 (as supplemented, the "Prospectus").

     All capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement. The following terms are defined as follows:

          Subsequent Cut-Off Date:  November 1, 2006

          Subsequent Transfer Date: November 14, 2006

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                                   ARTICLE I
                SALE AND CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

     SECTION 1.01. Sale and Conveyance of Mortgage; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title, and interest, other than the servicing rights, of the Seller in and to $35,833,571.20 of Subsequent Mortgage Loans and each of the documents and records maintained by the Seller with respect to the origination or servicing of a particular Subsequent Mortgage Loan (each, a "Mortgage File") including all principal and interest due on or with respect to the Subsequent Mortgage Loans after the Subsequent Cut-off Date. All documents relating to the Subsequent Mortgage Loans not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof or the Purchaser's assignee or designee and the Seller's possession of the contents of each such document so retained is at the will of the Purchaser or the Purchaser's assignee or designee and such retention and possession by the Seller is in a custodial capacity only. Upon sale of the Subsequent Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Purchaser and the ownership of all records and documents with respect to the related Subsequent Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Seller's records will accurately reflect the sale of each Subsequent Mortgage Loan to the Purchaser. The Seller shall release its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser or the Purchaser's

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assignee or designee, except that where such release is required as incidental to a repurchase of any such Subsequent Mortgage Loan pursuant to Section 1.04 or
2.02 hereof, such written instructions shall not be required. The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Trustee, as assignee of the Purchaser. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Seller shall respond to any third party inquiries with respect to ownership of the Subsequent Mortgage Loans by stating that such ownership is held by the Trustee and the Certificateholders. Nothwithstanding any provision herein or otherwise to the contrary, the assignment, transfer, sale and conveyance shall not include the servicing rights associated with the Subsequent Mortgage Loans.

     SECTION 1.02. Books and Records. From and after the sale of the Subsequent Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Purchaser or its assignee in accordance with this Agreement. All rights arising out of the Subsequent Mortgage Loans, including, but not limited to, all funds received on or in connection with a Subsequent Mortgage Loan, shall be received and held by the Seller in trust for the benefit of the Purchaser or its assignee as the owner of the Subsequent Mortgage Loans. The Seller shall be responsible for maintaining, and shall maintain, a set of records for each Subsequent Mortgage Loan which shall be clearly marked to reflect the ownership of each Subsequent Mortgage Loan by the Purchaser or its assignee pursuant to the Pooling and Servicing Agreement.

     SECTION 1.03. Delivery of Subsequent Mortgage Loan Documents. The Seller has delivered or caused to be delivered to the Purchaser or its designee in accordance with the instructions of the Purchaser, each of the documents referred to in Section 2.01 of the Pooling and Servicing Agreement.

     If, in connection with any Subsequent Mortgage Loan, the Seller cannot deliver the Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Seller shall deliver or cause to be delivered to the Purchaser or its designee an Officer's Certificate, with a photocopy of such Mortgage attached thereto, stating that such Mortgage has been delivered to the appropriate public recording official for recordation. The Seller shall promptly deliver or cause to be delivered to the Purchaser or its designee such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official. Notwithstanding the above, the Seller shall co-operate with the Servicer and use its best efforts to cause each original Mortgage with evidence of recording thereon to be delivered to the Purchaser or its designee upon receipt thereof from the public recording office.

     SECTION 1.04. Review of Subsequent Mortgage Loans; Repurchase of Subsequent Mortgage Loans. The Trustee, or its designee shall review the documents delivered pursuant to Section 1.03 or Section 2.03 hereof in the manner and timeframe set forth in the Pooling and Servicing Agreement to ascertain that all required documents have been executed and received and that such documents relate to the mortgage loans identified on the Subsequent Mortgage Loan Schedule. If the Trustee discovers that any document or documents constituting a part of a Mortgage File is missing or defective in any material respect, the Trustee shall promptly notify the Seller. The Seller shall, in the manner and timeframe set forth in the Pooling and Servicing Agreement correct or cure any such omission or defect, substitute for the related Subsequent Mortgage Loan or repurchase the related Subsequent Mortgage Loan. In the case of Seller's repurchase of a Mortgage Loan in accordance with the


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terms of the Pooling and Servicing Agreement, the Trustee shall, release documents in its possession relating to such Subsequent Mortgage Loan to the Seller.

     SECTION 1.05. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser all of the Seller's right, title and interest, other than the servicing rights, in and to the Subsequent Mortgage Loans. The parties intend that the conveyance of the Seller's right, title and interest, in and to the Subsequent Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser a first priority security interest in all of the Seller's right, title and interest, other than the servicing rights, in and to the Subsequent Mortgage Loans, all payments of principal or interest on such Subsequent Mortgage Loans, all other payments made in respect of such Subsequent Mortgage Loans, and all proceeds if any thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Purchaser may, to secure the Purchaser's own borrowings, repledge (i) all or any portion of the Subsequent Mortgage Loans pledged to the Purchaser and not released from the security interest of this Agreement at the time of such pledge and (ii) all proceeds, products and profits derived from such Subsequent Mortgage Loans, including, without limitation, to the extent of the Seller's interest therein, all moneys, goods, insurance proceeds and other tangible or intangible property received upon the liquidation or sale thereof or otherwise relating thereto. Such a repledge may be made by the Purchaser with or without a repledge by the Purchaser of its rights under this Agreement and without further notice to or acknowledgment from the Seller. The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any right of set-off) against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser that, as of the Subsequent Transfer Date, it has made the representations and warranties set forth in Section 1.04 of the Sale Agreement for the benefit of the Purchaser. Such representations and warranties are incorporated by reference in this Section 2.01, and the Purchaser may rely thereon as if such representations and warranties were fully set forth herein; provided, however, the reference to Cut-off Date in Section 1.04(b)(xxiii) of the Sale Agreement shall be deemed to refer to the Subsequent Cut-off Date when incorporated into this Section 2.01.

     It is understood and agreed that the representations and warranties incorporated by reference in this Section 2.01 shall survive the sale of the Subsequent Mortgage Loans to the Purchaser and the sale and delivery of the Subsequent Mortgage Loans to the Trust Fund, and shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File.

     The Seller acknowledges that, pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Mortgage Loans and its right to exercise the remedies created by Sections 1.04 and 2.02 hereof to the Trustee for the benefit of the


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Certificateholders. The Seller agrees that, upon such assignment to the Trustee, the Trustee, or the Securities Administrator as its designee, may enforce directly, without joinder of the Purchaser, the repurchase obligations of the Seller set forth in Sections 1.04 and 2.02 hereof with respect to breaches of the representations and warranties set forth in Section 2.03 of the Pooling and Servicing Agreement, or with respect to documentary defects or omissions set forth in Section 2.02 of the Pooling and Servicing Agreement.

     SECTION 2.02. Breach of Representations and Warranties; Repurchase of Subsequent Mortgage Loans. Upon discovery by the Seller, the Purchaser or the Trustee of a breach of any of the representations and warranties incorporated by reference in Section 2.01 hereof, irrespective of any limitation in such representation or warranty regarding the knowledge of the Seller, which materially and adversely affects the value of the Subsequent Mortgage Loans or the interests of the Purchaser or the Trustee (or which materially and adversely affects the interests of the Purchaser or the Trustee in the related Subsequent Mortgage Loan in the case of a representation and warranty relating to a particular Subsequent Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of its discovery or its receipt of notice of any such breach, the Seller shall (i) cure such breach, or (ii) substitute a Subsequent Mortgage Loan if permitted to do so by the provisions of Section 2.03 below, or (iii) if the breach relates to a particular Subsequent Mortgage Loan, repurchase such Subsequent Mortgage Loan from the Trustee or the Purchaser, as appropriate, at a price equal to the Purchase Price, or (iv) if the breach relates to a breach of a representation or warranty regarding the Subsequent Mortgage Loans as a whole, repurchase Subsequent Mortgage Loans selected by the Purchaser (or its designee) such that the representations and warranties with respect to the Subsequent Mortgage Loans as a whole are materially correct, from the Trustee or the Purchaser, as appropriate, at the Purchase Price therefor, so long as such repurchase is in accordance with the Pooling and Servicing Agreement. Any such repurchase shall be accomplished by payment to the Servicer or deposit in the Certificate Account of the Purchase Price (after deducting therefrom any amounts received in respect of such repurchased Subsequent Mortgage Loan and being held in the Certificate Account for future distribution).

     SECTION 2.03. Option to Substitute. If the Seller would otherwise be required to repurchase any Subsequent Mortgage Loan pursuant to Section 1.04 or
2.02 hereof, the Seller may, at its option, but only within less than two years of the Closing Date, remove such deficient Subsequent Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such deficient Subsequent Mortgage Loan, in lieu of repurchasing such deficient Subsequent Mortgage Loan. Any substitute Subsequent Mortgage Loan shall (i) have an outstanding principal amount at the time of substitution not in excess of the outstanding principal amount of the deficient Subsequent Mortgage Loan, (ii) have a Mortgage Rate not less than the Mortgage Rate of the deficient Subsequent Mortgage Loan, and not more than one percentage point greater than the Mortgage Rate of the deficient Subsequent Mortgage Loan, (iii) have a remaining term to maturity not later than, and not more than one year less than, the remaining term to maturity of the deficient Subsequent Mortgage Loan, (iv) be, in the reasonable determination of the Servicer, of the same type, quality and character (including location of the Mortgaged Property) as the deficient Subsequent Mortgage Loan as if the breach had not occurred, (v) have a Combined Loan-to-Value Ratio at origination not greater than that of the deficient Subsequent Mortgage Loan, (vi) be, in the reasonable determination of the Servicer, in material compliance with the representations and warranties incorporated by reference in Section 2.01 hereof as of the date of substitution and (vii) if the deficient Subsequent Mortgage Loan for which it is being substituted is not a Balloon Loan, not be a Balloon Loan.


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     The Seller shall amend the Subsequent Mortgage Loan Schedule to reflect the withdrawal of the deficient Subsequent Mortgage Loan from this Agreement and the substitution of such substitute Subsequent Mortgage Loan therefor. Upon such amendment, the Seller shall be deemed to have made as to such substitute Subsequent Mortgage Loan the representations and warranties incorporated by reference in Section 2.01 as of the date of such substitution, which shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided.

     SECTION 2.04. Action to Ensure Enforceability. The Seller shall, at the request of the Purchaser, the Trustee or the Securities Administrator on behalf of the Trustee, take all action on its part which is reasonably necessary to ensure the enforceability of a Subsequent Mortgage Loan.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

     SECTION 3.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 3.02. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 3.03. Fees and Expenses. The Seller shall pay all costs, fees and expenses incurred in connection with the transactions contemplated hereby. The Seller will pay, or arrange for payment of, all recording fees in connection with the transactions contemplated hereby.

     SECTION 3.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to
(i) in the case of the Purchaser, Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, 4 World Financial Center, New York, New York 10080, Attention:
Matthew Whalen, (ii) in the case of the Seller, Merrill Lynch Mortgage Lending, Inc., 4 World Finance Center, New York, New York 10080 or (iii) in the case of either of the preceding Persons, such other address as may hereafter be furnished to the other Person in writing by such Person.

     SECTION 3.05. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Subsequent Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.


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     SECTION 3.06. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     SECTION 3.07. Place of Delivery. The Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser and shall be deemed to have been made in the State of New York.

     SECTION 3.08. Agreement of Parties. The Seller and the Purchaser agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     SECTION 3.09. Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their respective successors and assigns. This Agreement cannot be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of each other party to this Agreement, and any such purported assignment, pledge or hypothecation shall be of no force or effect.

     SECTION 3.10. Amendment. The Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

     SECTION 3.11. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.


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          IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory


                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    EXHIBIT A

                        SUBSEQUENT MORTGAGE LOAN SCHEDULE

                                    SEE TAB 4


                                       A-1